Exhibit 99.1

                            JOINT FILING AGREEMENT



     Pursuant to Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13D (or any amendment thereof) need be filed on their behalf with respect to the beneficial ownership of any equity securities of Lifecore Biomedical, Inc. or any subsequent acquisitions or dispositions of equity securities of Lifecore Biomedical, Inc. by any of the undersigned.

Date:  April 13, 1999
                                             VERTICAL FUND ASSOCIATES, L.P.
                                             BY: THE VERTICAL GROUP, L.P.
                                                 General Partner


                                             By: /s/ John E. Runnells
                                                 ------------------------------
                                                 John E. Runnells
                                                 General Partner


                                             VERTICAL LIFE SCIENCES, L.P.
                                             BY: THE VERTICAL GROUP, L.P.
                                                 General Partner


                                             By: /s/ John E. Runnells
                                                 ------------------------------
                                                 John E. Runnells
                                                 General Partner


                                                 /s/ Stephen D. Baksa
                                                 ------------------------------
                                                 Stephen D. Baksa

                                                 /s/ Jack W. Lasersohn
                                                 ------------------------------
                                                 Jack W. Lasersohn

                                                 /s/ John E. Runnells
                                                 ------------------------------
                                                 John E. Runnells